SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 22, 2002

LENDINGTREE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-29215	25-1795344

(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

11115 Rushmore Drive, Charlotte, North Carolina	28277

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 541-5351

Item 5. Other Events.

     On October 22, 2002, LendingTree issued a press release announcing its financial results for the third quarter 2002. See Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements. Not applicable.

     (b)  Pro Forma Financial Information. Not applicable.

     (c)  Exhibits. The following exhibit is filed herewith:

99.1	Press release issued on October 22, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENDINGTREE, INC.

Date: October 22, 2002	By: /s/ Keith B. Hall

Name: Keith B. Hall Title: Senior Vice President & Chief Financial Officer

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SECURITIES AND EXCHANGE COMMISSION
Washington, DC

EXHIBITS

CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
October 22, 2002	000-29215

LENDINGTREE, INC.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release issued on October 22, 2002.

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